NET LOSS PER SHARE	6 Months Ended
Jun. 30, 2021
Earnings Per Share [Abstract]
NET LOSS PER SHARE

NOTE 13 – NET LOSS PER SHARE

Basic net loss per common share is based on the weighted average number of common shares outstanding during each period and year. Diluted net income per common share takes into effect the dilutive effect of potential common shares outstanding. The Company’s only potential common shares outstanding are stock options and shares associated with the long-term incentive compensation plans, which resulted in no dilutive effect for the three and six months ended June 30, 2021 and 2020.  The Company calculates the dilutive effect of outstanding options using the treasury stock method. Due to the net losses in the first three and six months of 2021, there was no dilutive impact from stock options or unvested shares. Options totaling 328,229 and 421,208 were excluded from the calculation of diluted earnings per share for the three and six months ended June 30, 2021, respectively because the exercise price was greater than the average market price of common stock during the period and there were no shares from deferred stock awards that would not have been included for the three and six months ended June 30, 2021, because of unmet performance conditions. Options totaling 614,114 and 634,114 were excluded from the calculation of diluted earnings per share for the three and six months ended June 30, 2020, respectively because the exercise price was greater than the average market price of common stock during the period and deferred stock awards totaling 117,688 shares would not have been included for the three and six months ended June 30, 2020, because of unmet performance conditions.